UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2013

FIRST INDEPENDENCE CORP.
(Exact name of registrant as specified in its charter)

Florida	333-180653	45-4523372
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

103 Waters Edge,
Congers, NY 10920
(Address of Principal Executive Offices)

(former Address of Principal Executive Offices)

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On June 11, 2013, Board of Directors of First Independence Corp. (the “Company”) approved to terminate Messineo & Co. CPAs LLC (“Messineo”) as the Company’s independent registered public accounting firm.

Concurrent with this action, Board of Directors of the Company ratified the appointment of KBL, LLP (“KBL”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013. KBL is located at 110 Wall Street, New York, NY 10005.

The Company’s consolidated financial statements of the fiscal year ended February 28, 2013 were audited by Messineo’s reports on our  financial statements for the most recent fiscal year, which did not contain an adverse opinion, a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. Messineo’s reports on our financial statements for the fiscal year ended February 28, 2013, however, stated that there is substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal year ended February 28, 2013 and through June 11, 2013, (a) there were no disagreements with Messineo on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Messineo, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the financial statements for such years and (b) there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Messineo with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested Messineo to furnish a letter addressed to the SEC stating whether it agrees with the statements made above.  To be filed herewith as Exhibit 16.1 is a copy of Messineo's letter to the SEC, dated June 17, 2013.

During the period the Company engaged Messineo, neither the Company nor anyone on the Company's behalf consulted with KBL regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company's financial statements or (ii) any matter that was either the subject of a disagreement or a reportable event.

The Company has authorized Messineo to respond fully to all inquiries of KBL.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)     Exhibits

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter dated June 17, 2013 from Messineo & Co CPAs LLC to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Independence Corp.

Date: June 17, 2013	By:	/s/ Ira Shapiro
Name: Ira Shapiro
Title: Chief Executive Officer